Exhibit 23.1



The Board of Directors of Globus Wireless Ltd.:


We consent to the use of our report on Edge Continental Inc. dated November 23, 2000 and to the reference to our firm under the heading "Experts" in this Form SB-2.

By:  /s/  KPMG LLP
   ---------------------------
          KPMG LLP


Kelowna, Canada

January 16, 2001


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